UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Solicitation Script (Inbound and Outbound)

JOHN HANCOCK

ESG International Equity Fund

Meeting Date: April 3, 2025

Toll Free Number: 833-215-7307

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the ESG INTERNATIONAL EQUITY FUND. My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of ESG INTERNATIONAL EQUITY FUND to confirm you have received the proxy materials for the special meeting of shareholders scheduled for APRIL 3, 2025. Have you received proxy materials?

NEAR MEETING OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of ESG INTERNATIONAL EQUITY FUND to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on APRIL 3, 2025. Have you received proxy materials?

ADJOURNMENT OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment with ESG INTERNATIONAL EQUITY FUND. Due to the lack of shareholder participation, special meeting of shareholders has been adjourned to <date/time>. Have you received proxy materials?

VOTING:

Your board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 833-215-7307.

© 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL REVIEWED:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-215-7307.

IF NOT INTERESTED:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposal, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of ESG INTERNATIONAL EQUITY FUND. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on APRIL 3, 2025.

CONFIDENTIAL INFORMATION	| © 2025	2

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-215-7307 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of ESG INTERNATIONAL EQUITY FUND. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on APRIL 3, 2025.

Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-215-7307 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

CC HOURS (EASTERN TIME):

Monday through Friday, 9AM to 10PM

CONFIDENTIAL INFORMATION	| © 2025	3

Issues you care about are up for a vote. Make your voice heard. JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND TO OUR SHAREHOLDERS, A special shareholder meeting is scheduled for April 3, 2025, for the ESG International Equity Fund. Your participation is very important, and our records indicate that we have not yet received your vote. We are asking shareholders that have not voted their proxies, to vote as soon as possible. Voting your shares is fast and easy. If you have questions or need assistance, please call 833-215-7307 and a proxy specialist will help you. TO OUR SHAREHOLDERS, A special shareholder meeting is scheduled for April 3, 2025, for the ESG International Equity Fund. Your participation is very important, and our records indicate that we have not yet received your vote. We are asking shareholders that have not voted their proxies, to vote as soon as possible. Voting your shares is fast and easy. If you have questions or need assistance, please call 833-215-7307 and a proxy specialist will help you. www.proxyvote.com Have your proxy card handy and follow the simple directions to complete the electronic With a proxy card Call the number located on your ballot (Using an automated system) OR Call 833-215-7307 and speak to a live rep who can cast your vote over the phone. With a smartphone Vote by scanning the Quick Response Code or “QR Code” on the enclosed proxy card/voting instruction form Vote processing Mark, sign and date the enclosed ballot and return it in the postage-paid envelope provided. THANK YOU FOR YOUR SUPPORT OF THE ESG INTERNATIONAL EQUITY FUND AND THANK YOU FOR VOTING. REM1

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Control # 0085743182247095
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Language: English
JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND
My Meetings
Meeting Agenda
Learn Before You Vote
Attend a Meeting
Investor Education
2025 Special Meeting
To be held Thursday, April 3, 2025
Meeting Agenda
Not Voted
Vote by April 2, 2025 11:59 p.m. ET
Documents to Review Before You Vote:
Proxy Statement (html)
Summary Prospectus (html)

Proposal(s)

For holders as of Wednesday, February 5, 2025. Votes can be changed until the voting deadline.

Make your selections below.

Shares available: **0.00001**

1. To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Global Environmental Opportunities Fund (the "Acquiring Fund"), each a series of John Hancock Investment Trust. Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund's liabilities.

   ○ For ○ Against ○ Abstain

   Board Recommendation: **For**

By clicking Submit Vote, I am hereby appointing a proxy.

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JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND

My Meetings Meeting Agenda Learn Before You Vote Attend a Meeting Investor Education

2025 Special Meeting

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Proposal(s)

For holders as of Wednesday, February 5, 2025. Votes can be changed until the voting deadline.

Make your selections below.

Shares available: 0.00001

1. To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Global john honcock esg international wquity fund proxy statement

John Hancock Global Environmental Opportunities Fund summary prospectus

MySemngs S1gn In Pro~ote My Meetings Investo r Education 2025 Special M eeting To be held Thursday, April 3, 2025 Voted Thank you for voting! You r selections for JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND Control # 0085743182247095 have been submitted successfullytt Print My Voting Choices I Wou ld you like t o receive an email with your voting choices? Your emailaddress

CAUTION This email is from an external sender, be cautious with links and attachments.

Thanks for voting!

JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND

2025 Special Meeting

To be held Thursday, April 3, 2025

Your voting directions for this meeting (Control Number: 0085743182247095) were received on February 24, 2025 at 4:10 p.m. ET.

Here’s how you voted:

1.

To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Global Environmental Opportunities Fund (the “Acquiring Fund”), each a series of John Hancock Investment Trust. Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund’s liabilities.

You Voted: For

Shares available: 0.00001

Need to change your vote? Voting is open until April 2, 2025 11:59 p.m. ET

Return to ProxyVote.com

CAUTION This email is from an external sender, be cautious with links and attachments.

Thanks for voting!

JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND

2025 Special Meeting

To be held Thursday, April 3, 2025

Your voting directions for this meeting (Control Number: 0085743182247095) were received on February 24, 2025 at 4:12 p.m. ET.

Here’s how you voted:	Shares available: 0.00001

1.

To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Global Environmental Opportunities Fund (the “Acquiring Fund”), each a series of John Hancock Investment Trust. Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund’s liabilities.

You Voted: Abstain

Need to change your vote? Voting is open until April 2, 2025 11:59 p.m. ET

Return to ProxyVote.com

CAUTION This email is from an external sender, be cautious with links and attachments.

Thanks for voting!

JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND

2025 Special Meeting

To be held Thursday, April 3, 2025

Your voting directions for this meeting (Control Number: 0085743182247095) were received on February 24, 2025 at 4:11 p.m. ET.

Here’s how you voted:

1.

To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Global Environmental Opportunities Fund (the “Acquiring Fund”), each a series of John Hancock Investment Trust. Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund’s liabilities.

You Voted: Against

Shares available: 0.00001

Need to change your vote? Voting is open until April 2, 2025 11:59 p.m. ET

Return to ProxyVote.com